EXHIBIT 99.3

PREFERRED STOCK PURCHASE AGREEMENT MADE AS OF MARCH 18, 2002 BY AND AMONG
REGISTRANT AND THE HOLDERS OF THE SERIES B CONVERTIBLE PREFERRED STOCK

PREFERRED STOCK PURCHASE AGREEMENT

     THIS PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of March 15, 2002, by and among The Sports Club Company, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto (each, an “Investor” and collectively, the “Investors”).

     THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Stock.

1.1 Sale and Issuance of Series B Convertible Preferred Stock.

a)	The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Certificate of Designation (the “Certificate of Designation”) of Series B Convertible Preferred Stock in the form attached hereto as Exhibit A (the “Series B Preferred”).

b)	Subject to the terms and conditions of this Agreement, at the Closing, each Investor agrees, severally, to purchase, and the Company agrees to sell and issue to each Investor, that number of shares of the Series B Preferred set forth opposite each Investor’s name on Schedule A hereto for the purchase price set forth thereon.

c)	Completion of Sale. Each Investor acknowledges and agrees that the Company may complete the sale of less than all of the shares of the Series B Preferred listed on Schedule A and that such Investor’s obligation under this Agreement to purchase the shares of Series B Preferred listed for such Investor on Schedule A is conditioned upon the sale of all of the shares of Series B Preferred listed on Schedule A.

1.2 Closing. The purchase and sale of the Series B Preferred shall take place at the offices of Greenberg Glusker Fields Claman Machtinger & Kinsella LLP, 1900 Avenue of the Stars, Los Angeles, California 90067 at 11:00 A.M., on March 15, 2002, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series B Preferred sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall deliver to each Investor a certificate representing the number of shares of Series B Preferred that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or any combination thereof. In the event that payment by an Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall surrender to the Company for cancellation at the Closing any evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company. In addition, at the Closing the Company shall deliver to any Investor choosing to pay any part of the purchase price of the Series B Preferred by cancellation of indebtedness, a check in the amount of any interest accrued on such indebtedness through the Closing.

2 Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions (the “Schedule of Exceptions”) attached hereto as Schedule B, which exceptions shall be deemed to be representations and warranties as if made hereunder:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company has all corporate power and authority necessary to own its properties and to carry on its business as presented conducted.

2.2 Capitalization and Voting Rights. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

          a) Preferred Stock. One Million (1,000,000) shares of Preferred Stock (the “Preferred Stock”), of which two hundred thousand (200,000) shares have been designated Series A Junior Participating Cumulative Preferred Stock, and ten thousand, five hundred (10,500) shares have been designated Series B Preferred to be sold pursuant to this Agreement. The rights, privileges and preferences of the Series B Preferred will be as stated in the Certificate of Designation.

          b) Common Stock. Forty Million (40,000,000) shares of common stock, $0.01 par value (“Common Stock”), of which approximately 18,015,357 shares are issued and outstanding as of the date hereof.

          c) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          d) Except for the conversion privileges of the Series B Preferred to be issued under this Agreement, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company has reserved an aggregate of Seven Million Eight Hundred Ninety-Five Thousand Three Hundred Sixty (7,895,360) shares of its Common Stock for issuance upon exercise of options granted and to be granted in the future under the Company’s several stock option, ownership and purchase plans described in Section 2.2 of Schedule B. Except for the Investors’ Rights Agreement, the Company is not a party or subject to any agreement or understanding, and, to the Company’s knowledge, there is no agreement or understanding between any persons and/or entities, granting registration rights, including piggyback rights, to any third party or entity or which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

2.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Investors’ Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization (or reservation for issuance), sale and issuance of the Series B Preferred being sold hereunder and the Common Stock issuable upon conversion of the Series B Preferred has been taken or will be taken prior to the Closing. This Agreement and the Investors’ Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors’ Rights Agreement may be limited by applicable federal or state securities laws.

2.5 Valid Issuance of Preferred and Common Stock. The Series B Preferred that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and the Investors’ Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series B Preferred purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and the Investors’ Rights Agreement and under applicable state and federal securities laws.

2.6 Litigation. There is no action, suit, proceeding or investigation pending, or to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into such agreement or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

2.7 Compliance with Other Instruments. The Company is not in violation in any material respect of any provision of its Restated Certificate of Incorporation or Bylaws nor in any material respect of any instrument, judgment, order, writ, decree or contract which the Company knows it is bound by, or to its knowledge, any statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

2.8 Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.9 Title to Property and Assets. All real property owned or leased by the Company, either directly or through a subsidiary, joint venture, partnership or other arrangement, is described in Section 2.9 of Schedule B. All of the Company’s owned properties and assets are owned free and clear of all mortgages, liens, loans and encumbrances, except (i) for statutory liens for the payment of current taxes that are not yet delinquent, and (ii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i) and (ii).

2.10 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for: (i) the filing of a Notice of Transaction pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder which filing will be effected within the time prescribed by law, and (ii) such other filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

2.11 Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series B Preferred as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), and the qualification or registration requirements of the Act or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

2.12 Patents and Trademarks. The Company possesses all patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights and copyrights (collectively, the “Intellectual Property”) necessary for its business without, to its knowledge (but without having conducted any special investigation or patent search), any conflict with or infringement of the valid rights of others and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and the Company has not received any notice of infringement upon or conflict with the asserted rights of others.

2.13 Agreements; Action.

          a) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 (individually or in the aggregate, if related), other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business, (ii) the lease of any property or other asset by the Company, other than leases relating to the operation of the Company’s health and fitness club business in the ordinary course, or (iii) provisions restricting or affecting the Company’s right to develop, own and operate its health and fitness club business.

          b) Since January 1, 2001, the Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $500,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of any such assets or rights in the ordinary course of business.

          c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          d) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

2.14 Related-Party Transactions. No employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company’s knowledge, except as disclosed in the Company’s filings with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “’34 Act”) prior to the date hereof (“Public Filings”), none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. Except as disclosed in the Public Filings, no member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

2.15 Financial Statements. The Company has delivered to each Investor copies of its audited consolidated balance sheets at December 31, 2000, and its audited consolidated statements of operations as of and for the year ended December 31, 2000, together with its unaudited consolidated balance sheet at September 30, 2001 and its unaudited consolidated statements of operation as of and for the nine months ended September 30, 2001 (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements as of (and for) the nine months ended September 30, 2001, may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

2.16 Tax Returns. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. These returns are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date hereof. The Company has not been advised that any of its returns have been or are being audited and has no reason to believe that any of its tax returns has ever been audited.

2.17 Environmental and Safety Laws. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

2.18 Insurance. The Company has in full force and effect fire and casualty insurance policies with such coverages in amounts (subject to reasonable deductibles) customary for companies similarly situated.

2.19 Employee Benefit Plans. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

2.20 Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

2.21 Minute Books. The minute books of the Company (which are available for inspection by any Investor upon reasonable notice) contain a complete summary of all meetings of directors and shareholders of the Company since the time of incorporation and reflect all transactions referred to therein accurately in all material respects.

2.22 Disclosure. The Company has in all material respects provided each Investor with all the information reasonably available to the Company without undue expense that such Investor has requested for deciding whether to purchase the Series B Preferred, including without limitation, copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, respectively, the Company’s Current Report on Form 8-K filed with the Commission on July 17, 2001, and the Company’s Proxy Statement filed with the Commission on April 12, 2001. This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein not materially misleading.

     3. Representations and Warranties of the Investors. Each Investor hereby represents, warrants and covenants that:

3.1 Authorization. Such Investor has full power and authority to enter into this Agreement and the Investors’ Rights Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Series B Preferred to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the “Securities”) will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same (except that one of the Investors intends to place the Series B Preferred to be purchased by it with certain investment funds with which such Investor is affiliated). By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3 Disclosure of Information; Knowledge of Company’s Business. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series B Preferred. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Preferred and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon. In addition, Investor further represents and warrants that by virtue of its current ownership of the Company’s Common Stock, such Investor is familiar with the business, properties, prospects and financial condition of the Company.

3.4 Investment Experience. Such Investor is an experienced investor, is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series B Preferred. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Series B Preferred.

3.5 Accredited Investor. Such Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “’33 Act”), as presently in effect.

3.6 Restricted Securities. Such Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the ‘33 Act and applicable state securities laws only in certain limited circumstances. In the absence of an effective registration statement covering the Series B Preferred (or the Common Stock issuable on conversion thereof) or an available exemption from registration under the ‘33 Act or such state securities laws, the Series B Preferred (and any Common Stock issuable on conversion thereof) must be held indefinitely. In this connection, such Investor represents that it is familiar with Rule 144 of the Commission, as presently in effect, and understands the resale limitations imposed thereby and by the ‘33 Act.

3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investors’ Rights Agreement, and:

          a) There is then in effect a registration statement under the ‘33 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          b) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the ‘33 Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, to any affiliate of such Investor or to any other Investor who purchases any Series B Preferred, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

3.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

          a) “These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

          b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

3.9 Tax Advisors. Such Investor has reviewed with such Investor’s own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Each such Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that each such Investor (and not the Company) shall be responsible for such Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.10 Investor Counsel. Such Investor acknowledges that such Investor has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with such Investor’s own legal counsel. Each such Investor is relying solely on such Investor’s legal counsel and not on any statements or representations of the Company or any of the Company’s agents, including Greenberg Glusker Fields Claman Machtinger & Kinsella LLP, for legal advice with respect to this investment or the transactions contemplated by this Agreement.

     4. California Commissioner of Corporations.

          Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          5. Conditions of Investor’s Obligations at Closing. The obligations of each Investor under Section 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

                    5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                    5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing. The Company shall have obtained all necessary consents, approvals or authorizations of any federal, state, local governmental authority, or third party on the part of the Company which is required by law or otherwise to be obtained prior to the Closing.

                    5.3 Compliance Certificate. The Chief Financial Officer of the Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

                    5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                    5.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor, and each shall have received all such counterpart original and certified or other copies of such documents as he or it may reasonably request.

                    5.6 Investors’ Rights Agreement. The Company and each Investor shall have entered into the Investors’ Rights Agreement in the form attached as Exhibit B.

                    5.7 Opinion of Company Counsel. Each Investor shall have received from Greenberg Glusker Fields Claman Machtinger & Kinsella LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit C.

                    5.8 Material Adverse Effect. Since September 30, 2001, there shall have been no event or occurrence which would have a material adverse effect on the business, assets or condition of the Company, financially or otherwise.

                    5.9 Filing of Certificate of Designation. The Certificate of Designation in the form attached hereto as Exhibit A shall have been filed with the Secretary of State of the State of Delaware and deemed effective.

          6. Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

                    6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                    6.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.2.

                    6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                    6.4 Investors’ Rights Agreement. The Company and each Investor shall have entered into the Investors’ Rights Agreement in the form attached as Exhibit B.

          7. Miscellaneous.

                    7.1 No-Shop Commitment. In consideration of the substantial expenditures of time, effort and expense to be undertaken by the Investors in connection with the preparation and execution of this Agreement, the Company covenants and agrees that from and after the date of this Agreement until the Closing, neither it nor any of its officers, directors or shareholders shall directly or indirectly solicit offers from or negotiate with any other person or entity concerning an investment in, or the acquisition of all or a portion of the assets and business of, the Company other than the Investors set forth on Schedule A attached hereto.

                    7.2 Survival. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

                    7.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                    7.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into in California.

                    7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                    7.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                    7.7 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                    7.8 Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors’ Rights Agreement or the Certificate of Designation, the prevailing party shall be entitled to reasonable attorney’s fees (including the fees of in-house counsel), costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                    7.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series B Preferred sold pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

                    7.10 Effect of Amendment or Waiver. Each Investor acknowledges that by the operation of Section 7.9 hereof the holders of a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series B Preferred will have the power to diminish or eliminate all rights of such Investor under this Agreement.

                    7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                    7.12 Aggregation of Stock. All shares of the Series B Preferred or Common Stock issued upon conversion thereof held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                    7.13 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                    7.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE SPORTS CLUB COMPANY, INC. a Delaware corporation

By:	/s/ Timothy O’Brien

Name: Timothy O’Brien Title: Chief Financial Officer

Address:

INVESTOR:

KAYNE ANDERSON CAPITAL ADVISORS, L.P. By: Kayne Anderson Investment Management, Inc.

By:	/s/ Robert Sinnott

Name: Robert Sinnott Title:

Address:

INVESTOR:

RIC KAYNE

/s/ Ric Kayne

Address:

INVESTOR:

CHARLIE NORRIS

/s/ Charlie Norris

Address:

INVESTOR:

HOWARD ZELIKOW

/s/ Howard Zelikow

Address:

INVESTOR:

DAVID SHLAKOWSKY

/s/ David Shlakowsky

Address:

Schedule A

List of Holders of Series B Convertible Preferred Stock

Name	Amount Invested	No. Series B Preferred Shares

Kayne Anderson Capital Advisors, Ltd.	$8,375,000	8,875
Ric Kayne	$1,000,000	1,000
Charlie Norris	$500,000	500
Howard Zelikow	$100,000	100
David Shladovsky	$25,000	25